Bear Stearns High Yield Conference New York, NY May 16, 2006 Investor Presentation

Leading publisher of products for the Education and Library markets Focus on fastest growing niches: supplemental education and testing Formed in 1997; acquired businesses between 1997-2005 All businesses have operating histories in excess of 13 years Offers more than 16,600 proprietary titles (90% of 2005 revenue) Approximately 13,000 backlist titles 152,000 customers Company Overview FY Dec 2005 Revenue-$210.5m (1) FY Dec 2005 EBITDA of $55.1m (1) representing margin of 26.2% Reflects divestiture of Chelsea House.

Business Strategy Acquire businesses at reasonable multiples with a #1 or leading position in growing niches of education and library publishing market Extend market leadership position by leveraging propriety content and product development capability Develop product extensions Introduce completely new product lines Build highly effective multi-tiered sales and marketing functions Extensive market research/customer intelligence Professionally managed direct sales forces In-house telesales efforts Highly targeted direct marketing/catalogs Maximize operating efficiencies

Business Segment Overview Unabridged audio books State specific test preparation materials for grades K-12; reading and math intervention Description Supplemental reading materials for grades K-8 Audio reviews of medical literature for physicians Buckle Down Options Publishing

Investment Highlights Leading Positions in High Growth Publishing Markets Number 1 in three of our markets and top 3 in remaining two Diversified Business and Customer Mix Over 30,000 products and 152,000 customers Extensive Proprietary Content - 90% of 2005 revenue Superior Product Development Capabilities Investing in excess of 10% of sales on product development and rarely need to write off unsuccessful product development efforts Strong Recurring Revenue Streams Over 76% of 2005 proprietary revenue from subscription products or backlist books Successful at completing and implementing strategic business acquisitions

Leading Positions in High Growth Markets Recorded Books #1 1979 Triumph Learning/Buckle Down #1 1963 Options Publishing Leading 1992 Sundance/Newbridge Leading 1970 Oakstone Publishing #1 1975 Business Market Year Segment Position Founded The Company's leading market positions, coupled with its strong brand recognition and reputation for quality, creates significant barriers to entry

Diversification on Many Levels Four distinct business segments Focus on fastest growing niches: supplemental education and testing Markets Served Products Offered Reading books, workbooks, study guides, audiobooks and newsletters Over 30,000 proprietary and non-proprietary titles Customers Reached Approximately 152,000 customers: teachers, public and school libraries, school systems and state municipalities Largest customer less than 2% of revenue

Extensive Proprietary Content Recorded Books 94 Triumph/Buckle Down/Options 100 Sundance/Newbridge 78% Oakstone 100 Total 90% 2005 Revenue Contribution from Proprietary Titles Proprietary content establishes recognized brands, facilitates introduction of new products and creates barriers to entry

(1) Excludes Oakstone Number of Proprietary Titles(1) Invest more than 10% of revenue annually Successful track record of converting new titles to backlist High return on investment with minimal write-offs of capitalized amounts Superior Product Development Capabilities 2000 2005 7050 16685 CAGR: 18.8%

Strong Recurring Revenue Streams Recorded Books 6,240 90.8 30.3 Triumph Learning/Buckle Down 3,645 72.9 - Options Publishing 607 86.1 - Sundance/Newbridge 2,463 97.7% - Oakstone Publishing NA - 100.0% Total 12,955 86.3% # of Business Segment Backlist Titles Backlist(1) Subscription (1) Proprietary title, non-subscription revenue only % of 2005 Revenue Strong backlist and high subscription renewal rates generate substantial recurring revenue

Favorable Long-Term Industry Fundamentals No Child Left Behind Act Focuses on state-level accountability testing Authorizes $24 billion for educational funding Mandatory testing in reading and math every year for grades 3-8 and once in high school beginning in fall 2005 Mandatory testing in science once in grade school, middle school, and high school beginning in fall 2007 Supplemental education materials have favorable characteristics Lower investments and higher margins than basals Shorter development cycles enables quick response to market needs Steadier funding, more local funding and more affordable Often longer product cycles Despite current softness, long-term industry fundamentals remain positive for the supplemental education market

Market Outlook For 2005, the Association of American Publishers (AAP) reported strong K-12 educational growth. Overall, K-12 educational publishing sales growth of 10.5% Big adoption sales drove basal (textbooks) growth of 12.6%% Supplemental growth of 1.2% For March 2006, total K-12 sales are weak: Overall, K-12 down 4.7% Basals are down 8.7% because of weak adoption year Supplemental growth of 3.6% For 2006 and out years: Basals will be flat in 2006 because of small adoption year and then rebound in 2007-2008 Supplemental sales should be in 7-8% range

Outlook for Audiobooks For 2002-2005, the Association of American Publishers (AAP), reported that sales of Audiobooks grew at a compound rate of 12.9% annually. For 2005, the AAP reported audiobook sales grew 29.0%. For March 2006 YTD, the AAP reported audiobook sales grew 3.5%.

Business Unit Review

Largest publisher of unabridged audiobooks in the world Outsells closest competitor in library market by 4:1 In 2005 produced over 2,200 new titles and offered more than 12,200 audiobooks Over 80% of titles published since 1979 still generate revenue Audiobooks are narrated by professional voiceover artists and produced and edited in a state-of-the-art studio in NYC 30% of revenue generated from Continuous Order Plans 3,000 libraries automatically purchase 6 to 300 titles per quarter Competitive advantage in rights acquisitions Recorded Books FY 12/31/05 Revenue of $76.6m; 36.4% of Total Revenue

#1 publisher of supplemental state-specific test prep materials for grades K-12 Offers a comprehensive line of products with over 4,100 titles 100% proprietary content Over 90% are one-per-student materials Market directly to educators, schools and school systems Customized product lines covering most or all of the tests in 25 states Triumph Learning/Buckle Down FY 12/31/05 Revenue of $43.2m; 20.5% of Total Revenue

Options Publishing Leading publisher of reading, math and literature education materials - with a focus on intervention and remediation programs Approximately 700 proprietary titles accounting for 100% of sales Well positioned to benefit from NCLB and Reading First Federal Funding - excellent complement to Triumph Learning/Buckle Down Customers generally include under performing schools and school districts FY 12/31/05 Revenue of $21.3m; 10.1% of Total Revenue

Sundance/Newbridge Leading publisher of supplemental reading and literature materials for grades K-8 Offers over 2,700 proprietary titles Distributes approximately 5,000 non- proprietary titles for grades K-12 Products are primarily published in series, encouraging repeat purchases and improving longevity of backlist Customers include more than 26,500 teachers, individual schools and school districts FY 12/31/05 Revenue of $43.1m; 20.5% of Total Revenue

Sundance/Newbridge - Current Issues May 2005 YTD Sales up 4.4%. Jun - Dec 2005 Sales down 21%. Full Year 2005 Sales down 11%, EBITDA down $3.1mm Distributed product down 21% in 2005. Proprietary products down 8% for 2005 2005 was very large Basal adoption year - thus reducing funds available for supplemental products Basal publishers also introduced and aggressively marketed products competing directly with Sundance/Newbridge proprietary products - namely guided readers 2006 starting off poorly March 2006 sales declined 14% Second quarter sales is predicted to be off 20-25%

Sundance/Newbridge - Current Issues 2004 was a huge year in Tennessee with over $4.3M in sales related to some one-time large district orders. 2005 came in at $1M, substantially below goal of $2.7M. Veteran sales person left in April Reading First funds in 2004 funded over $7M in purchases. It is estimated that in 2005 sales from Reading First funds declined to about $2-3M. More dollars were being directed towards professional development rather than supplemental materials

Sundance/Newbridge - Actions Steps Appointed new CEO - strong, proactive manager with financial background Conducted extensive market/customer research determining current perceptions of Sundance/Newbridge and market needs. Determined that market remains very interested in leveled readers and supplemental literacy products However, early research and anecdotal information shows much higher level of competition Drive the effectiveness of the sales force - and expand the number of field sales reps. Upgrading quality of sales force by hiring more experienced reps. Add per diem sales people to supplement top reps. Add to telesales force. Added two strong regional sales managers

Sundance/Newbridge - Actions Steps Evaluate and improve every aspect of the business - especially sales & marketing Implement a revised strategy to turn-around the trend of the distributed products business. Product positioning and marketing to be revamped Improve catalog performance by continuing to optimize mail list selection and quantities mailed. Create more targeted direct mail campaigns. Improve indexing of catalogs Improve website to drive more customer usage to generate sales on both published and distributed product and to take advantage of special offers

Sundance/Newbridge - Actions Steps Expand our dealer business by pushing more products on a selective basis into that channel Execute a more focused and targeted strategy for winning big district sales Specific state initiatives in Florida, Oklahoma, and WV to piggyback on adoptions for science and language arts in North Carolina

#1 audio publisher of continuing medical education materials for physicians Annual subscription-based programs comprised of summaries and reviews of medical journal articles 39 titles in 32 specialties Available in multiple formats Approximately 37,000 subscribers Renewal rates of approximately 73% Users earn CME credits on own time Recently awarded accreditation by the Accreditation Council for Continuing Medical Education (ACCME) Affiliations with 65 of the most prestigious medical organizations, including Johns Hopkins and the American College of Physicians (ACP) Acquisitions of Scott Pub (Apr 2005) and CMEInfo (Jun 2005) Oakstone Publishing FY 12/31/05 Revenue of $26.3m; 12.5% of Total Revenue

Financial Review

Proforma Full Year, 2005/2004 (1) ($ in millions) Reflects acquisitions of Buckle Down and Options from Jan 1, 2004, Scott Publishing from April 14, 2005 and CME Info from June 17, 2005.

First Quarter, 2006/2005 (1) ($ in millions) Reflects acquisitions of Scott Publishing from April 14, 2005 and CME Info from June 17, 2005.

First Quarter 2006 EBITDA Margin Bridge

Capital Expenditures

2006 Guidance (1) ($ in millions) Reflects acquisitions of Scott Publishing from April 14, 2005 and CME Info from June 17, 2005.

Capital Structure ($ in millions)

The Strategic Question Sundance/Newbridge - Many have Asked We have NO intension to divest of Sundance/Newbridge SD/NB is Core to Haights Cross long term strategy - to be a market leading supplemental educational publisher We believe more long-term value will be achieved by a turn around vs. short-term sale Shareholder Values Interests of HCC's shareholders are best served by long-term growth of existing businesses + SD/NB turn around Have plenty of cash to promote growth Very selective on Acquisitions - likely just small fold-ins

Conclusion Leading Positions in High Growth Publishing Markets Diversified Business and Customer Mix Extensive Proprietary Content Superior Product Development Capabilities Strong Recurring Revenue Streams Favorable Long-Term Industry Fundamentals Strong Financial Performance Experienced Management Team

Safe Harbor Statement Today's presentation and discussion may have contained forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Haights Cross' current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.